UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

Precision Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)       Resignation of Independent Registered Public Accounting Firm

On April 24, 2018, the Audit Committee (the “Audit Committee”) of the Board of Directors of Precision Therapeutics Inc. (the “Company”) formally approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. On April 25, 2018, the Company accepted the resignation of Olsen Thielen & Co. (“Olsen”) as the Company’s independent registered public accounting firm.

The reports of Olsen on the Company’s audited consolidated financial statements for the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016, and during the subsequent interim period preceding Olsen’s resignation, there were: (i) no disagreements with Olsen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Olsen would have caused Olsen to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Olsen with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Olsen furnish the Company with a letter addressed to the SEC stating whether or not Olsen agrees with the above statements. A copy of the letter from Olsen dated April 25, 2018 is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)       Engagement of New Independent Registered Public Accounting Firm

As set forth above, concurrent with the decision to accept the resignation of Olsen as the Company’s independent registered public accounting firm, the Audit Committee approved the engagement of Deloitte as the Company’s new independent registered public accounting firm, subject to completion of its standard client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016, and during the subsequent interim period preceding Deloitte’s engagement, neither the Company, nor anyone on its behalf, consulted Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

16.1	Letter of Olsen Thielen & Co. to the Securities and Exchange Commission, dated April 25, 2018, regarding statements included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Therapeutics inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date:  April 26, 2018

Exhibit Index

Exhibit No.	Description

16.1	Letter of Olsen Thielen & Co. to the Securities and Exchange Commission, dated April 25, 2018, regarding statements included in this Current Report on Form 8-K.